SUPPLEMENT DATED APRIL 23, 2004
                                     TO THE
      PROSPECTUS DATED DECEMBER 24, 2003, AS SUPPLEMENTED FEBRUARY 18, 2004
                                       FOR
                 PERSPECTIVE INVESTOR VARIABLE UNIVERSAL LIFESM
                      JACKSON NATIONAL SEPARATE ACCOUNT IV


The following changes apply to the Prospectus listed above.

Starting May 1, 2004, We will restrict round trip transfers made within 15 calendar days. We will allow redemptions from a sub-account, however, once a complete or partial redemption has been made from a sub-account through a sub-account transfer, you will not be permitted to transfer contract value back into that sub-account within 15 calendar days of the redemption. This restriction will not apply to the money market sub-account, the Fixed Accounts, Dollar Cost Averaging or the Automatic Rebalancing program. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous 15 days whether the transfer was requested by you or a third party. This restriction is designed to prevent abusive trading practices. If We determine that our goal of curtailing abusive trading practices is not being fulfilled, We may amend or replace the procedure described above without prior notice. We will consider waiving the procedure described above for unanticipated financial emergencies. Please contact our Service Center if your transfer request entails what you believe is a financial emergency.



(To be used with VADV10678 03/04.)

                                                                      V5819 4/04